SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES AND PROSPECTUS

DWS Multi-Asset Conservative Allocation Fund
DWS Multi-Asset Moderate Allocation Fund
The following disclosure replaces existing similar disclosure contained under the “Derivatives” sub-heading under the “PRINCIPAL INVESTMENT STRATEGIES” heading of the fund’s summary prospectus and in the summary section and the “Fund Details” section of the fund's prospectus.
Derivatives. Portfolio management generally may use forward currency contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), to hedge the fund’s exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities or to seek to enhance total returns. In addition, portfolio management may use futures contracts and interest rate swap contracts to gain exposure to different parts of the yield curve while managing overall duration.
Portfolio management may also use futures contracts to (i) hedge against changes in a particular market or security; (ii) gain exposure to a particular asset class; or (iii) to keep cash on hand to meet shareholder redemptions or for other needs while maintaining exposure to the stock market.
The fund may also use other types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions.
Please Retain This Supplement for Future Reference
January 27, 2023
PROSTKR23-01